Exhibit 99.2 Independent Bank Corp. (INDB) (parent of Rockland Trust Company) Q1 2024 Earnings Presentation April 19, 2024

2 Company Overview Safe & Sound Customer Centric • Strong balance sheet • Prudent interest rate and liquidity risk management • Significant capital buffer • Diversified, low-cost deposit base • Experienced commercial lender with conservative credit culture • Proven operator and acquiror • Full suite of retail banking, commercial banking, and wealth product offerings • Relationship-oriented commercial lending with strong local market knowledge • Exceptional brand awareness and reputations Attractive Market • Top performing MA-based bank with scale and density • Supported by strong economic growth and vitality in key markets served • Depth of market offers opportunities for continued growth Strong, Resilient Franchise; Well Positioned for Growth High Performing • Consistent, strong profitability • Focused on maintaining good margins • Fee income contribution from scalable wealth franchise • Efficient cost structure focused on operating leverage • History of organic capital generation

$ 47.8M Net Income $ 1.12 Diluted EPS 1.00% ROAA 6.63% ROAE 10.15% ROATCE 3 Q1 2024 Financial Highlights • Disciplined loan growth and solid pipelines • Strong deposit growth with steady core household formation • Net interest margin of 3.23%, within expectations • Stable nonperforming asset levels; minimal charge- offs • Solid core fee income • Focused expense management • Tangible book value per share growth of $0.21 • $31.0 million of stock repurchases Key Metrics Highlights

4 ($ in millions) Period Ended Deposit Product Type March 31, 2024 December 31, 2023 $ Increase/ (Decrease) % Increase/ (Decrease) Noninterest-bearing demand deposits $ 4,470 $ 4,567 $ (97) (2.1)% Savings and interest checking 5,196 5,299 (103) (1.9)% Money market 2,944 2,818 126 4.5% Time certificates of deposit 2,433 2,182 251 11.5% $ 15,043 $ 14,866 $ 177 1.2% Average Deposit Balances $ 14,746 $ 14,984 $ (238) (1.6)% Deposit Balances $ in b ill io ns Average Balances and Cost of Deposits $15.1 $15.1 $15.0 $14.7 0.85% 1.07% 1.31% 1.48% Deposits Cost of deposits Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0.0 $5.0 $10.0 $15.0 0.00% 0.50% 1.00% 1.50% Deposit Composition Consumer 54.9% Business 36.7% Municipal 8.4%

5 Loan Balances ($ in millions) Period Ended Loan Category March 31, 2024 December 31, 2023 $ Increase/ (Decrease) % Increase/ (Decrease) Commercial and industrial $ 1,580 $ 1,580 $— —% Commercial real estate 8,109 8,041 68 0.8% Commercial construction 829 850 (21) (2.5)% Small business 262 252 10 4.0% Total commercial 10,780 10,723 57 0.5% Residential real estate 2,421 2,424 (3) (0.1)% Home equity - first position 507 519 (12) (2.3)% Home equity - subordinate positions 593 579 14 2.4% Total consumer real estate 3,521 3,522 (1) —% Other consumer 30 33 (3) (9.1)% Total loans $14,331 $ 14,278 $ 53 0.4%

6 Nonperforming Loans ($ in millions) $45.7 $39.2 $54.4 $56.9 0.32% 0.28% 0.38% 0.40% NPLs ($Mil) NPL/Loan% Q2 2023 Q3 2023 Q4 2023 Q1 2024 0.30% 0.40% $0 $30 $60 Net Charge-offs ($ in millions) $23.5 $5.6 $3.8 $0.3 0.67% 0.16% 0.11% 0.01% Net Charge-offs Annualized Loss Rate Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $10 $20 $30 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Asset Quality Allowance for Credit Loss & Delinquency Trends 0.99% 0.99% 1.00% 1.03% 0.30% 0.22% 0.44% 0.52% Allowance for Credit Losses/Total Loans Delinquent Loans/Total Loans Q2 2023 Q3 2023 Q4 2023 Q1 2024 0.00% 0.50% 1.00% 1.50% Charge-off and Provisioning Trends ($ in millions) $23.5 $5.6 $3.8 $0.3 $5.0 $5.5 $5.5 $5.0 Net Charge-offs Provision for Credit Losses Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0.0 $10.0 $20.0 $30.0

7 Loan Portfolios 95% CRE & Construction Portfolio $8.9 billion Owner occupied - 12.3% Multi-family - 21.1% Residential related - 12.4% Office - 11.7% Mixed-Use Office - 2.1% Industrial/ warehouse - 9.4% Lodging - 8.2% Retail - 17.0% Healthcare - 1.7% Other - 4.1% C&I Portfolio $1.6 billion Retail Trade - 22.8% Real Estate/Rental and Leasing - 15.6% Wholesale Trade - 8.1% Construction - 8.2% Administrative Support/Waste Mgmt/Remediation Services - 8.5% Manufacturing - 6.3% Professional, Scientific, and Technical Services - 4.7% Educational Services - 4.5% All Other (11 Sectors) - 21.3% Consumer Portfolio $3.6 billion Residential real estate - 68.2% Home equity - first position - 14.3% Home equity - subordinate positions - 16.7% Other consumer - 0.8% $8.8 $8.9 $8.9 $8.9 319% 321% 319% 318% CRE NOO CRE/Capital * Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0.0 $2.5 $5.0 $7.5 $10.0 310% 320% 330% 340% 350% * Rockland Trust Bank only; Non-owner occupied commercial real estate divided by total capital. Ratio for Q1 2024 is an estimated number. ($Bil)

8 Focal Point: Non-Owner Occupied CRE Office (inclusive of construction) Top 20 Borrowers All Others Total Portfolio ($ in millions) Total Avg Loan ($ in millions) Total Avg Loan ($ in millions) Total Avg Loan Class A $319.0 $29.0 Class A $161.6 $6.5 Class A $480.6 $13.4 Class B/C 172.4 21.5 Class B/C 274.6 1.9 Class B/C 447.0 3.0 Medical 21.3 21.3 Medical 99.2 4.0 Medical 120.5 4.6 $512.7 $25.6 $535.4 $2.8 $1,048.1 $5.0 Criticized $85.0 Criticized $29.9 Criticized $114.9 Classified (perf) 19.4 Classified (perf) 2.4 Classified (perf) 21.8 Nonperforming — Nonperforming 19.5 Nonperforming 19.5 • Top 20 loans are actively managed • Majority is RTC originated, conservative underwriting • Primarily Massachusetts based • Approx. $293M came from acquisitions Total Maturity Schedule Past Due 2024 2025 2026 2027 2028+ 3% 8% 20% 9% 14% 46% Short Term Maturity Review ($ in millions) 2024 Q2 2024 Q3 2024 Q4 Pass Rating $36.7 $4.2 $11.8 Criticized — 0.1 30.0 Classified — — — Total $36.7 $4.3 $41.8 CRE & Construction Portfolio $8.9 billion NOO Office ($1.05B) - 11.7% Other CRE & Construction - 88.3%

9 Focal Point: Multifamily CRE 95% Multifamily Portfolio Period Ended ($ in millions) March 31, 2024 December 31, 2023 Total Balances $ 1,880 $ 1,880 Total Average Loan Size 2.5 2.4 Average Loan Size - Top 20 21.7 20.8 Average Loan Size - All Others 1.9 1.9 Asset Quality Criticized $ 18.9 1.0% $ 17.3 0.9% Classified (perf) 1.7 0.1% 10.9 0.6% Non-performing 0.1 —% 2.8 0.1% Composition Low Income Housing Tax Credit - 8.8% Residential Apart. - Affordable Housing >20% - 14.6% Residential Apart. - Market Rate - 50.0% Mixed Use, Primarily Residential - 26.6% Key Portfolio Characteristics • Strong Boston market asset class • 84% of portfolio Massachusetts based; 99% New England based • Minimal delinquencies; $3.6M at 3/31/24 • Minimal exposure to luxury properties in Greater Boston Maturity Schedule 2024 2025 2026 2027 2028+ Total ($) 3% 6% 9% 3% 79% $1.880B

10 Net Interest Margin Analysis Net Interest Margin 3.54% 3.47% 3.38% 3.23% Q2 2023 Q3 2023 Q4 2023 Q1 2024 3.20% 3.40% 3.60% Total Loan Portfolio Rate Characteristics 43% 28% 29% Fixed Rate Floating Rate Variable Rate ($ in m ill io ns ) Time Deposit Maturities (and weighted average rate) $919 $943 $315 $256 Q2 2024 Q3 2024 Q4 2024 2025+ $— $250 $500 $750 $1,000 ($ in m ill io ns ) Loan Hedging Maturities (and weighted average "receive fixed" SOFR rate) $100 $100 $200 $400 $300 Q2 2024 Q4 2024 2025 2026 2027+ $— $100 $200 $300 $400 $5004.41% 4.46% 4.40% 2.68% 2.48% 1.67% 2.91% 3.39% 2.46%

11 Noninterest Income/Expense Noninterest Income Noninterest Expense ($ in thousands) Q1 2024 Q4 2023 Q1 2024 Q4 2023 Deposit account fees $ 6,228 $ 6,126 Salaries and employee benefits $ 57,174 $ 56,388 Interchange and ATM fees 4,452 4,638 Occupancy and equipment expenses 13,467 13,054 Investment management 9,941 9,818 Data processing and facilities management 2,483 2,423 Mortgage banking income 796 609 FDIC assessment 2,982 3,942 Increase in cash surrender value of life insurance policies 1,928 2,091 Other noninterest expenses 23,781 24,940 Gain on life insurance benefits 263 180 Total noninterest expenses $ 99,887 $ 100,747 Loan level derivative income 80 802 Other noninterest income 6,255 7,803 Total noninterest income $ 29,943 $ 32,067

12 Focal Point: Investment Management and Advisory $ in m ill io ns Assets Under Administration $6,304 $6,120 $6,538 $6,804 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $6,000 $6,500 $7,000 ($ in thousands) Q1 2024 Q4 2023 % Change Assets under administration $6,804,032 $6,537,905 4.1% Asset based revenue 8,894 8,617 3.2% Other revenue: Retail commission revenue 806 883 Insurance commission revenue 55 65 Other advisory revenue 186 253 Total reported revenue $9,941 $9,818 1.3%

13 Securities Portfolio Available for Sale (AFS) Held to Maturity (HTM) Portfolio Composition at March 31, 2024 Book Value Fair Value Unrealized Gain/(Loss) Book Value Fair Value Unrealized Gain/(Loss) ($ in millions) U.S. government agency securities $ 230 $ 206 $ (24) $ 29 $ 28 $ (1) U.S. treasury securities 776 719 (57) 101 91 (10) Agency mortgage-backed securities 310 271 (39) 820 749 (71) Agency collateralized mortgage obligations 35 32 (3) 465 393 (72) Other 53 45 (8) 130 122 (8) Total securities $ 1,404 $ 1,273 $ (131) $ 1,545 $ 1,383 $ (162) Duration of portfolio 3.2 Years 4.7 Years Capital Impact $ % of Tangible Assets ($ in millions) Tangible capital (Non-GAAP) $ 1,883 10.27% Less: HTM unrealized loss, net of tax (117) Tangible capital adjusted for HTM $ 1,766 9.72% ($ in m ill io ns ) Projected Cash Flows $286 $291 $620 2024 2025 2026 $0 $500 Securities as a % of Total Assets 16.0% 15.6% 15.4% 15.1% 14.7% 13.1% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q4 2024 Proforma 12.5% 15.0% 17.5%

14 2024 Forward Guidance Loans/ Deposits • 2024 full year - low single digit percentage increase expected • 2024 Q2: flat to low single digit percentage increase expected Borrowings • Balances expected to fluctuate based on loan, deposit and securities cash flows Net Interest Margin • 2024 Q2: margin percentage expected in the 3.20 - 3.25 range* Asset Quality • Current stable asset quality metrics, provision driven by emerging credit trends Non-interest Income • 2024 full year: low single digit percentage increase expected • 2024 Q2: low single digit percentage increase compared to 2024 Q1 levels expected Non-interest Expense • 2024 full year - low single digit percentage increase expected • 2024 Q2: low single digit percentage increase from 2024 Q1 levels expected *Based on current forward Treasury curve

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business of the Company. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “believe,” “outlook”, “projected”, “future,” “positioned,” “continued,” “will,” “would,” “potential,” “anticipated,” “guidance,” “targeted” or similar statements or variations of such terms. Actual results may differ from those contemplated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: • adverse economic conditions in the regional and local economies within the New England region and the Company’s market area; • events impacting the financial services industry, including high profile bank failures, and any resulting decreased confidence in banks among depositors, investors, and other counterparties, as well as competition for deposits, significant disruption, volatility and depressed valuations of equity and other securities of banks in the capital markets; • the effects to the Company of an increasingly competitive labor market, including the possibility that the Company will have to devote significant resources to attract and retain qualified personnel; • the instability or volatility in financial markets and unfavorable domestic or global general economic, political or business conditions, whether caused by geopolitical concerns, including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas and the possible expansion of such conflicts, changes in U.S. and international trade policies, or other factors, and the potential impact of such factors on the Company and its customers, including the potential for decreases in deposits and loan demand, unanticipated loan delinquencies, loss of collateral and decreased service revenues; • unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on the Company’s local economies or the Company's business caused by adverse weather conditions and natural disasters, changes in climate, public health crises or other external events and any actions taken by governmental authorities in response to any such events; • adverse changes or volatility in the local real estate market; • changes in interest rates and any resulting impact on interest earning assets and/or interest bearing liabilities, the level of voluntary prepayments on loans and the receipt of payments on mortgage-backed securities, decreased loan demand or increased difficulty in the ability of borrowers to repay variable rate loans; • acquisitions may not produce results at levels or within time frames originally anticipated and may result in unforeseen integration issues or impairment of goodwill and/or other intangibles; • the effect of laws, regulations, new requirements or expectations, or additional regulatory oversight in the highly regulated financial services industry, including as a result of intensified regulatory scrutiny in the aftermath of certain bank failures in 2023 and the resulting need to invest in technology to meet heightened regulatory expectations, increased costs of compliance or required adjustments to strategy; • changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; • higher than expected tax expense, including as a result of failure to comply with general tax laws and changes in tax laws; • increased competition in the Company’s market areas, including competition that could impact deposit gathering, retention of deposits and the cost of deposits, increased competition due to the demand for innovative products and service offerings, and competition from non-depository institutions which may be subject to fewer regulatory constraints and lower cost structures; • a deterioration in the conditions of the securities markets; • a deterioration of the credit rating for U.S. long-term sovereign debt or uncertainties surrounding the federal budget; • inability to adapt to changes in information technology, including changes to industry accepted delivery models driven by a migration to the internet as a means of service delivery, including any inability to effectively implement new technology-driven products, such as artificial intelligence; • electronic or other fraudulent activity within the financial services industry, especially in the commercial banking sector; • adverse changes in consumer spending and savings habits; • the effect of laws and regulations regarding the financial services industry, including the need to invest in technology to meet heightened regulatory expectations or introduction of new requirements or expectations resulting in increased costs of compliance or required adjustments to strategy; • changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) generally applicable to the Company’s business and the associated costs of such changes; • the Company's potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions; • changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; • operational risks related to cyber threats, attacks, intrusions, and fraud which could lead to interruptions or disruptions of the Company's operating systems, including systems that are customer facing, and adversely impact the Company's business; and • any unexpected material adverse changes in the Company's operations or earnings. The Company wishes to caution readers not to place undue reliance on any forward-looking statements as the Company’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties described in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q (“Risk Factors”). Except as required by law, the Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise. Any public statements or disclosures by the Company following this presentation which modify or impact any of the forward-looking statements contained in this presentation will be deemed to modify or supersede such statements in this presentation. In addition to the information set forth in this presentation, you should carefully consider the Risk Factors. 15 Forward Looking Statements

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information may include operating net income and operating earnings per share ("EPS"), operating return on average assets, operating return on average common equity, operating return on average tangible common equity, core net interest margin ("core NIM" or "core margin"), tangible book value per share, tangible common equity ratio and return on average tangible common equity. Operating net income, operating EPS, operating return on average assets and operating return on average common equity, exclude items that management believes are unrelated to the Company's core banking business such as merger and acquisition expenses, provision for credit losses on acquired loan portfolios, and other items, if applicable. Management uses operating net income and related ratios and operating EPS to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such items. Management reviews its core margin to determine any items that may impact the net interest margin that may be one-time in nature or not reflective of its core operating environment, such as low-yielding loans originated through government programs in response to the pandemic, or significant purchase accounting adjustments, or other adjustments such as nonaccrual interest reversals/recoveries and prepayment penalties. Management believes that adjusting for these items to arrive at a core margin provides additional insight into the operating environment and how management decisions impact the net interest margin. Similarly, management reviews certain loan metrics such as growth rates and allowance as a percentage of total loans, adjusted to exclude loans that are not considered part of its core portfolio, which includes loans originated in association with government sponsored and guaranteed programs in response to the pandemic, to arrive at adjusted numbers more representative of the core growth of the portfolio and core reserve to loan ratio. Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing stockholders' equity less goodwill and identifiable intangible assets, or "tangible common equity," by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by "tangible assets," defined as total assets less goodwill and other intangibles), and return on average tangible common equity (which is computed by dividing net income by average tangible common equity). The Company has included information on tangible book value per share, the tangible common equity ratio and return on average tangible common equity because management believes that investors may find it useful to have access to the same analytical tools used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be noncore and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures, including operating net income, operating EPS, operating return on average assets, operating return on average common equity, core margin, tangible book value per share and the tangible common equity ratio, are not necessarily comparable to non-GAAP performance measures which may be presented by other companies. 16 Non-GAAP Financial Measures